                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 24, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

                 PENNSYLVANIA                            25-1199382
        (State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)               Identification No.)

                1 JLG DRIVE,
              MCCONNELLSBURG, PA                         17233-9533
        (Address of principal executive                  (Zip Code)
                   offices)



               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

A copy of the press release of JLG Industries, Inc. with respect to results for the second quarter 2003 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

                99.1 Text of the Company's press release dated February 24, 2003 with respect to results for the second quarter 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  JLG INDUSTRIES, INC.
                                                  (Registrant)



Date: February 25, 2003                           /s/ James H. Woodward, Jr.
                                                --------------------------------
                                                  James H. Woodward, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Text of the Company's press release dated February 24, 2003 with respect to results for the second quarter 2003.


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